UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 5, 2025

American Superconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19672	04-2959321
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

114 East Main Street Ayer, Massachusetts	01432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978)842-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AMSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On December 10, 2025, American Superconductor Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on December 5, 2025 (the “Closing Date”), the Company, through its wholly-owned Brazilian subsidiary, Mardin Participações Ltda. (“AMSC Brazil”), had acquired, directly or indirectly, all of the issued and outstanding shares of capital stock of Comtrafo Indústria de Transformadores Elétricos S.A., an entity incorporated in Brazil (“Comtrafo”), pursuant to a Stock Exchange Agreement (the “Stock Exchange Agreement”) dated as of December 5, 2025.  Additionally on the Closing Date, pursuant to the terms of four separate Public Deeds of Purchase and Sale of Real Estate Property, AMSC Brazil, through Comtrafo, purchased certain real estate assets that Comtrafo uses for administrative and manufacturing operations.

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to include the financial statements and unaudited pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Comtrafo Indústria de Transformadores Elétricos S.A. audited Consolidated Statement of Financial Position as of December 31, 2024 and Consolidated Statements of Profit or Loss and Other Comprehensive Income, Changes in Shareholders' Equity and Cash Flows for the year ended December 31, 2024, and the related notes, as well as Comtrafo Indústria de Transformadores Elétricos S.A. unaudited Consolidated Interim Statement of Financial Position as of September 30, 2025 and unaudited Consolidated Interim Statements of Profit or Loss and Other Comprehensive Income, Changes in Shareholders’ Equity, and Cash Flows for the nine month period ended September 30, 2025, and the related notes, are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company for the nine months ended December 31, 2025, and for the year ended March 31, 2025, and the related notes, are attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

(d)	Exhibits:

23.1	Consent of KPMG Auditores Independentes Ltda.
99.1	Comtrafo Indústria de Transformadores Elétricos S.A., audited consolidated financial statements as of and for the year ended December 31, 2024.
99.2	Comtrafo Indústria de Transformadores Elétricos S.A., unaudited consolidated interim financial statements as of September 30, 2025 and for the nine month period ended September 30, 2025.
99.3	Unaudited pro forma condensed combined financial statements of American Superconductor Corporation for the nine months ended December 31, 2025 and for the year ended March 31, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date:	February 17, 2026	By:	/S/ JOHN W. KOSIBA, JR.
John W. Kosiba, Jr.
Senior Vice President and Chief Financial Officer